                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        Magellan Petroleum Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[MPC LOGO]
                     [MAGELLAN PETROLEUM CORPORATION LOGO]

                                                                OCTOBER 28, 2004

                      2004 ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 7, 2004

Dear Stockholder:

     It's a pleasure for us to extend to you a cordial invitation to attend the 2004 Annual Meeting of Magellan Petroleum Corporation to be held at The Goodwin Hotel, One Haynes Street, Hartford, CT 06103 on Tuesday, December 7, 2004 at 1:00 P.M. local time (telephone 860-246-7500).

     While we are aware that most of our stockholders are unable personally to attend the Annual Meeting, proxies are solicited so that each stockholder has an opportunity to vote on all matters to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

     Besides helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a stockholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

     As in the past, members of management will review with you the Company's results and will be available to respond to questions during the meeting.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          -S- DANIEL J. SAMELA

                                          DANIEL J. SAMELA
                                          President

                         MAGELLAN PETROLEUM CORPORATION
                             10 COLUMBUS BOULEVARD
                               HARTFORD, CT 06106

                 NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 7, 2004

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of MAGELLAN PETROLEUM CORPORATION, a Delaware Corporation (the "Company"), will be held on December 7, 2004 at 1:00 P.M., local time at The Goodwin Hotel, One Haynes Street, Hartford, CT 06103 for the following purposes:

     1. To elect two directors of the Company;

     2. To ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2005; and

     3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     This notice and proxy statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on October 27, 2004 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, in the reply envelope enclosed.

                                          By Order of the Board of Directors,

                                          TIMOTHY L. LARGAY
                                          Secretary

Dated: October 28, 2004

                               RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.

                         MAGELLAN PETROLEUM CORPORATION
                             10 COLUMBUS BOULEVARD
                               HARTFORD, CT 06106

                              2004 PROXY STATEMENT

                              GENERAL INFORMATION

     This proxy statement is furnished to stockholders of Magellan Petroleum Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on December 7, 2004 at 1:00 P.M., local time, at The Goodwin Hotel, One Haynes Street, Hartford, CT 06103 and at any adjournments or postponements thereof. The notice of meeting, proxy statement, and proxy are first being mailed to stockholders on or about October 28, 2004. The proxy may be revoked at any time before it is voted by (i) so notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The persons named in the enclosed form of proxy will vote the shares of Common Stock represented by said proxy in accordance with the specifications made by means of a ballot provided in the proxy, and will vote the shares in their discretion on any other matters properly coming before the meeting or any adjournment or postponement thereof. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

     The record date for the determination of stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on October 27, 2004. On that date, there were 25,784,983 outstanding shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). Each outstanding share of Common Stock is entitled to one vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     In accordance with the Company's By-Laws, two directors are to be elected to hold office for a term of three years, expiring with the 2007 Annual Meeting of Stockholders. The Company's By-Laws provide for three classes of directors who are to be elected for terms of three years each and until their successors shall have been elected and shall have been duly qualified. The nominees, Messrs. Walter McCann and Ronald Pettirossi, are currently directors of the Company. If no one candidate for a directorship receives the affirmative vote of a majority of both the shares voted and of the stockholders present in person or by proxy and voting thereon, then the candidate who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected. The persons named in the accompanying proxy will vote properly executed proxies for the election of the persons named above, unless authority to vote for either or both nominees is withheld.

              THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

     The following table sets forth certain information about each nominee for director and each director whose term of office continues beyond the 2004 Annual Meeting. The information presented includes, with respect to each such person, his business history for at least the past five years; his age as of the date of this proxy statement; his other directorships, if any; his other positions with the Company, if any; and the year during which he first became a director of the Company.

NOMINEES FOR THREE YEAR TERMS EXPIRING AT THE 2007 ANNUAL MEETING:

                      DIRECTOR
NAME                   SINCE         COMMITTEES                 BUSINESS HISTORY
----                  --------       ----------                 ----------------
Walter McCann           1983     Chairman of the      Mr. Walter McCann was the President
                                 Board (effective     of Richmond College, The American
                                 July 1, 2004)        International University, located in
                                                      London, England from January 1993
                                 Audit Committee      until his retirement in July 2002.
                                                      Mr. McCann was also formerly a
                                 Compensation         business school dean. Mr. McCann has
                                 Committee Chairman   been a director of MPAL since 1997.
                                                      From 1985 to 1992, he was President
                                 Nominating           of Athens College in Athens, Greece.
                                 Committee            Age 67.

Ronald P.               1997     Audit Committee      Mr. Ronald P. Pettirossi has been
  Pettirossi........             Chairman             President of ER Ltd., a consulting
                                                      company since 1995. Mr. Pettirossi is
                                 Compensation         also a director and audit committee
                                 Committee            chairman of Farmstead telephone
                                                      Group, a supplier and installer of
                                 Nominating           business communications products and
                                 Committee            systems. Mr. Pettirossi is a former
                                                      audit partner of Ernst & Young LLP,
                                                      who worked with public and privately
                                                      held companies for 31 years. Age 61.

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING AT THE 2005 ANNUAL MEETING:

                      DIRECTOR   OTHER OFFICES HELD
NAME                   SINCE        WITH COMPANY           AGE AND BUSINESS EXPERIENCE
----                  --------   ------------------        ---------------------------
Timothy L. Largay...    1996     Secretary            Mr. Timothy L. Largay has been a
                                                      partner in the law firm of Murtha
                                 Nominating           Cullina LLP, Hartford, Connecticut
                                 Committee Chairman   since 1974. Mr. Largay has been a
                                                      director of MPAL since August 2001.
                                 Compensation         Murtha Cullina has been retained by
                                 Committee            the Company for more than five years
                                                      and is being retained during the
                                                      current year. Age 61.

DIRECTOR CONTINUING IN OFFICE WITH TERM EXPIRING AT THE 2006 ANNUAL MEETING

                      DIRECTOR   OTHER OFFICES HELD
NAME                   SINCE        WITH COMPANY           AGE AND BUSINESS EXPERIENCE
----                  --------   ------------------        ---------------------------
Donald V. Basso         2000     Audit Committee      Mr. Donald V. Basso was elected a
                                                      director of the Company in 2000. Mr.
                                                      Basso served as a consultant and
                                                      Exploration Manager for Canada
                                                      Southern Petroleum Ltd. from October
                                                      1997 to May 2000. He also served as a
                                                      consultant to Ranger Oil & Gas Ltd.
                                                      during 1997. From 1987 to 1997, Mr.
                                                      Basso served as Exploration Manager
                                                      for Guard Resources Ltd. Mr. Basso
                                                      has over 40 years experience in the
                                                      oil and gas business in the United
                                                      States, Canada and the Middle East.
                                                      Age 66.

---------------

* All of the named companies are engaged in oil, gas or mineral exploration and/or development, except where noted.

     Officers are elected annually and serve at the pleasure of the Board of Directors. No family relationships exist between any of the directors or officers.

CORPORATE GOVERNANCE

  DIRECTOR INDEPENDENCE

     The Board has determined that Messrs. Basso, Largay, Pettirossi and McCann are independent directors under the listing standards of the Nasdaq Stock Market, Inc. and rules adopted by the Securities and Exchange Commission ("SEC").

  STANDARDS OF CONDUCT AND BUSINESS ETHICS

     The Company has previously adopted Standards of Conduct for the Company (the "Standards"). The Board amended the Standards in August 2004. Under the Standards, all directors, officers and employees ("Employees") must demonstrate a commitment to ethical business practices and behavior in all business relationships, both within and outside of the Company. All Employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of the Company's business. Any waivers of or changes to the Standards must be approved by the Board and appropriately disclosed under applicable law and regulation.

     The Company's Standards are available on the Company's website at www.magpet.com and it is our intention to provide disclosure regarding waivers of or amendments to the policy by posting such waivers or amendments to the website in the manner provided by applicable law.

                                   COMMITTEES

     The standing committees of the Board are the Audit Committee, which is comprised of Messrs. Basso, McCann and Pettirossi, (Chairman), the Compensation Committee, which is comprised of Mr. McCann (Chairman), Mr. Pettirossi and Mr. Largay and the Nominating Committee, which is comprised of Mr. Largay (Chairman), Mr. Pettirossi, and Mr. McCann. During the fiscal year ended June 30, 2004, the full Board acted as the nominating committee until its formation on June 17, 2004. Nine meetings of the Board, five meetings of the Audit Committee and two meetings of the Compensation Committee were held during the year ended June 30, 2004. No director attended less than 75% of the aggregate number of meetings held by the Board and the committees on which he served.

     The functions of the Audit Committee are set forth in its charter, which was amended in July 2004 and which is attached to this Proxy Statement as Appendix A. The Charter is also posted on the Company's web site, www.magpet.com. The Audit Committee has the authority to institute special investigations and to retain outside advisors as it deems necessary in order to carry out its responsibilities.

     The Board of Directors has determined that all of the members of the Audit Committee are "independent," as defined by the rules of the SEC and the Nasdaq Stock Market, Inc. The Board of Directors has further determined that each of the members of the Audit Committee is financially literate and that Mr. Pettirossi is an audit committee financial expert, as such term is defined under SEC regulations, by virtue of having the following attributes through relevant education and/or experience:

     (1) an understanding of generally accepted accounting principles and financial statements;

     (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

     (4) an understanding of internal controls and procedures for financial reporting; and

     (5) an understanding of audit committee functions.

           REPORT OF THE AUDIT COMMITTEE ADDRESSING SPECIFIC MATTERS

     On October 29, 1999, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company. The Charter was recently amended, as detailed above. Each member of the Audit Committee is an "independent director" for purposes of applicable SEC rules and Nasdaq listing standards.

     In connection with the preparation and filing of the Company's audited financial statements for the fiscal year ended June 30, 2004 (the "audited financial statements"), the Audit Committee performed the following functions:

     - The Audit Committee reviewed and discussed the audited financial statements with senior management and Deloitte & Touche LLP, the Company's independent auditors. The review included a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the forward looking statements.

     - The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 ("Communications With Audit Committees").

     - The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions With Audit Committees"), and discussed with Deloitte & Touche LLP its independence from the Company and considered the compatibility of the auditors' nonaudit services to the Company, if any, with the auditors' independence.

     Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the SEC. The Audit Committee has also approved, subject to stockholder ratification, the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2005.

                                          Audit Committee
                                          Donald V. Basso
                                          Walter McCann
                                          Ronald P. Pettirossi (Chairman)

COMMUNICATIONS WITH DIRECTORS

     Any stockholder wishing to communicate with the Board generally, Mr. Walter McCann, Chairman of the Board, or another Board member, may do so by contacting the Company's Corporate Secretary at the address, telephone number, facsimile or e-mail address listed below:

     Magellan Petroleum Corporation
     10 Columbus Boulevard
     Hartford, CT 06106
     Attention: Corporate Secretary
     telephone: (860) 293-2006
     facsimile: (860) 293-2349
     electronic mail: info@magpet.com

     All communications will be forwarded to the Board, Mr. McCann, or another Board member, as applicable. The Corporate Secretary has been authorized by the Board of Directors to screen frivolous or unlawful communications or commercial advertisements.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     All directors attended the 2003 Annual Meeting of Shareholders. Directors are expected, but not required, to attend the 2004 Annual Meeting of Shareholders.

THE BOARD NOMINATION PROCESS

     The Board of Directors identifies director nominees based primarily on recommendations from management, Board members, stockholders, and other sources. The Board identifies nominees who possess qualities such as personal and professional integrity, sound business judgment, and graphic arts industry or financial expertise. The Board also considers age and diversity (broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics) in making their selections for nominees to the Board.

     The Company requires that a majority of the directors meet the criteria for independence required under applicable laws and regulations. Accordingly, the Board considers the independence standards as part of its process in evaluating director nominees. In accordance with these standards, a director must be determined by the Board to be free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Finally, the Board also evaluates other factors that they may deem are in the best interests of the Company and its shareholders. The Board does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

     The Board has not adopted a formal policy with regard to the consideration of any director candidates recommended to the Board by stockholders. Stockholders who wish to recommend a prospective director nominee for consideration by the Board must notify the Corporate Secretary in writing at the Company's offices at 10 Columbus Boulevard, Hartford, CT 06106 no later than September 8, 2005. The Corporate Secretary will pass all such shareholder recommendations on to the Board for consideration by the Board. Any such recommendation should provide whatever supporting material the stockholder considers appropriate, but should at a minimum include such background and biographical material as will enable the Board to make an initial determination as to whether the nominee satisfies the Board membership criteria set forth above. All candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates. The stockholder will be informed of the status of his/her recommendation after it is considered by the Board. No stockholder nominations were received by the Board of Directors during the Company's fiscal year ended June 30, 2004.

     If a stockholder wishes to nominate a candidate for election to the Board at the 2005 annual meeting of shareholders, he or she must follow the rules contained in Article II, Section 2.2 of the Company's Bylaws, described below under the heading "Stockholder Proposals."

                             ADDITIONAL INFORMATION
                  CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation of Mr. Daniel J. Samela, who is President and Chief Executive Officer of the Company, the Company's former President and

Chief Executive Officer and each of the most highly compensated executive officers of the Company who earned in excess of $100,000 during fiscal year 2004 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                   LONG TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                                  ANNUAL          ------------
                                               COMPENSATION        SECURITIES
                                            -------------------    UNDERLYING     ALL OTHER
                                            FISCAL                OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION                  YEAR    SALARY ($)       (#)            ($)
---------------------------                 ------   ----------   ------------   ------------
James R. Joyce............................   2004     175,000            --         26,250(1)
President, Chief Financial Officer           2003     167,500        50,000         25,125(1)
and a director of the Company                2002     157,500            --         23,625(1)
(resigned effective June 30, 2004)
Daniel J. Samela..........................   2004      41,667        30,000          6,250(1)
President, Chief Executive Officer,          2003          --            --
Chief Financial and Accounting Officer       2002          --            --
(effective July 1, 2004)
T. Gwynn Davies...........................   2004     177,144            --         65,436(2)
General Manager -- MPAL                      2003     138,000            --         51,000(2)
(Effective Oct. 30, 2001)                    2002     106,000            --         39,300(2)

---------------

(1) Payment to a SEP-IRA pension plan.

(2) Payment to pension plan similar to an individual retirement plan.

     Messrs. Donald V. Basso, Timothy L. Largay, Walter McCann and Ronald P. Pettirossi were each paid director's fees of $40,000 during fiscal year 2004. In addition, Mr. Pettirossi was paid $5,000 as Chairman of the Audit Committee. Effective July 1, 2004, Mr. McCann was elected Chairman of the Board and his annual fee increased from $40,000 to $65,000.

     Under the Company's medical reimbursement plan for all outside directors, the Company reimburses certain directors the cost of their medical premiums, up to $500 per month. During fiscal 2004, the cost of this plan was approximately $17,000.

STOCK OPTIONS

     The following tables provide information about stock options exercised during fiscal 2004 and held by the Named Executive Officers at the end of fiscal year 2004.

        AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2004 AND JUNE 30, 2004
                            OPTION/SAR VALUES TABLE

                                                                                                 VALUE OF
                                                                   NUMBER OF                    UNEXERCISED
                                                                  UNEXERCISED                  IN-THE-MONEY
                                                                 OPTIONS/SARS                  OPTIONS/SARS
                                                             AT 2004 YEAR-END (#)          AT 2004 YEAR-END ($)
                       SHARES AQUIRED ON      VALUE       ---------------------------   ---------------------------
        NAME             EXERCISE (#)      REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -----------------   ------------   -----------   -------------   -----------   -------------
James R. Joyce.......       55,867           100,002            --            --             --             --
Daniel J. Samela.....           --                --            --            --             --             --
T. Gwynn Davies......            0                --        30,000            --            900             --

EMPLOYMENT AGREEMENT

     Effective March 1, 2004, the Company entered into a thirty-six month employment agreement with Mr. Daniel J. Samela. The thirty-six month term automatically renews each 30-day period during

Mr. Samela's term of employment, unless he elects to retire or the agreement is terminated according to its terms. The agreement provides for him to be employed as the President and Chief Executive Officer of the Company, effective as of July 1, 2004, at a salary of $175,000 per annum, and an annual contribution of 15% of the salary to a SEP/IRA pension plan for Mr. Samela's benefit. The employment agreement may be terminated for cause (as defined in the agreement), on written notice by the Company without cause, by Mr. Samela's resignation or upon a change in control of the Company (as defined in the agreement). Upon a termination without cause, Mr. Samela will be entitled to payment of the balance of salary and average bonus payments due for the term of the agreement. If, during the two-year period following a change in control, Mr. Samela terminates his employment for good reason (as defined in the agreement) or the Company terminates his employment other than for cause of disability (as defined in the agreement), then Mr. Samela will be paid an amount equal to three times his annual base salary and three-year average bonus payment, plus any previously deferred compensation, accrued vacation pay, and three years of reimbursements for medical coverage and insurance benefits. In addition, any then-unvested options will be accelerated so as to become fully exercisable. If, at any time after the two-year period following a change in control, Mr. Samela terminates his employment for good reason or the Company terminates his employment other than for cause of disability, then he will be paid an amount equal to his then current annual salary and a three-year average bonus payment. In addition, any then-unvested options will be accelerated so as to become fully exercisable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The only officers or employees of the Company or any of its subsidiaries, or former officers or employees of the Company or any of its subsidiaries, who participated in the deliberations of the Board concerning executive officer compensation during the fiscal year ended June 30, 2004 were Messrs. James R. Joyce and Timothy L. Largay. At the time of such deliberations, Messrs. Joyce and Largay were directors of the Company. Because he does not serve on the Board, Mr. Samela did not participate in any discussions or deliberations regarding his own compensation. Mr. Largay does not receive any compensation for his services as Secretary.

COMPENSATION COMMITTEE REPORT

     The Company maintains a compensation committee. The compensation of each of the Company's executive officers over the past several years has been determined as discussed below. In establishing compensation, the Committee has considered the value of the services rendered, the skills and experience of each executive officer, the Company's circumstances and other factors. The Committee established specific guidelines governing last year's compensation for Mr. Samela, and there was a specific relationship between corporate performance and the compensation of Mr. Samela in the fiscal year ended June 30, 2004.

     The independent directors of MPAL determined Mr. Davies' compensation. Consistent with its usual practice on compensation of MPAL employees, the Board of Directors of the Company did not intervene in that determination.

           Donald V. Basso    Timothy L. Largay
           Walter McCann      Ronald P. Pettirossi

TAX DEDUCTIBILITY OF COMPENSATION

     At this time, the Company does not expect that the Revenue Reconciliation Act of 1993 will have any effect on the Company's executive compensation because it is not likely that the compensation paid to any executive will exceed $1 million.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on copies of forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements.

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

  G&O'D INC

     During the year ended June 30, 2004, the Company paid G&O'D $24,000 for providing accounting and administrative services, office facilities and support staff, a firm owned by Mr. James R. Joyce, who served as the Company's President and Chief Financial Officer until June 30, 2004.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as to the number of shares of the Company's Common Stock owned beneficially as of October 1, 2004 (except as otherwise indicated) by each director (or nominee director) and each Named Executive Officer listed in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

                                                      AMOUNT AND NATURE
                                                        OF BENEFICIAL
                                                          OWNERSHIP*
                                                      ------------------
NAME OF INDIVIDUAL OR GROUP                           SHARES    OPTIONS    PERCENT OF CLASS
---------------------------                           -------   --------   ----------------
Donald Basso........................................  11,000         --           **
T. Gwynn Davies.....................................      --     30,000           **
Timothy L. Largay...................................   6,000     75,000           **
Walter McCann.......................................  59,368     75,000           **
Ronald P. Pettirossi................................   6,500     75,000           **
Directors and Executive Officers as a Group (a total
  of 6).............................................  82,868    255,000          1.3%

---------------

 * Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed.

** The percent of class owned is less than 1%.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

NAME OF INDIVIDUAL OR GROUP                                   PERCENT OF CLASS
---------------------------                                   ----------------
Sagasco Amadeus Pty. Limited 1,300,000......................        5.05%*

---------------

* As reported in Schedule 13G filed with the SEC on July 22, 2003. On July 10, 2003, a subsidiary of Origin Energy Limited Sagasco Amadeus Pty. Limited, agreed to exchange 1,200,000 shares of MPAL for 1,300,000 shares of the company's common stock, which is 5.05% of the Company's outstanding shares. The exchange was completed on September 2, 2003. The Company believes that as of April 21, 2004, Origin Energy has resold all shares of the Company held by it.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee of the Board of Directors has engaged Deloitte & Touche LLP to serve as the Company's registered independent public accounting firm to audit the Company's accounts and records for the fiscal year ending June 30, 2005, and to perform other appropriate services. Stockholders are hereby asked to ratify the Board's appointment of Deloitte & Touche LLP as the Company independent auditors for the fiscal year ending June 30, 2005.

     We expect that a representative from Deloitte & Touche LLP will be present at the 2004 Annual Meeting of Stockholders. Such representative will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

PREVIOUS INDEPENDENT ACCOUNTANTS

     On August 15, 2003, the Audit Committee of the Board of Directors of the Company determined to dismiss Ernst & Young LLP as the Company's independent auditors, effective upon completion of the annual audit for the fiscal year ended June 30, 2003. This decision was subject to the condition that MPAL, the Company's majority owned subsidiary, make a similar determination to dismiss Ernst & Young as its independent auditors. Ernst & Young LLP had served as the Company's independent auditors for many years. On September 4, 2003, the audit committee of the Board of Directors of MPAL made a similar determination to dismiss Ernst & Young LLP as its independent accountants, effective upon the completion of the annual audit for the fiscal year ended June 30, 2003.

     The reports of Ernst & Young LLP on the Company's financial statements for the two fiscal years ended June 30, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

     Ernst & Young LLP was dismissed on September 26, 2003, upon filing of the Company's annual report on Form 10-K for the fiscal year ended June 30, 2003. The report of Ernst & Young LLP was dated September 19, 2003.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2003 and through September 19, 2003, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the matter in their report. In addition, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

NEW INDEPENDENT ACCOUNTANTS

     Effective October 30, 2003, the Audit Committee of the Company's Board of Directors retained Deloitte & Touche LLP as the Company's new independent auditors for the fiscal year ended June 30, 2004.

     During the Company's two most recent fiscal years and the subsequent interim period(s) prior to engaging Deloitte & Touche LLP, neither the Company nor anyone acting on behalf of the Company consulted Deloitte & Touche LLP regarding (i) either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(A)(1)(v) of Regulation S-K). In addition, during the Company's two most recent fiscal years and the subsequent interim period(s) prior to engaging Deloitte & Touche LLP, no written report was provided by Deloitte & Touche LLP to the Company and no oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue.

2004 PRINCIPAL ACCOUNTANT'S FEES AND SERVICES

     During the fiscal year ended June 30, 2004, the Company retained its current principal auditor, Deloitte & Touche LLP, to provide services in the following categories and amounts.

AUDIT FEES

     The aggregate fees paid or to be paid to Deloitte & Touche LLP for the fiscal year ended June 30, 2004, for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and the audit of financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2004 were $208,432.

2003 PRINCIPAL ACCOUNTANT'S FEES AND SERVICES

     During the fiscal year ended June 30, 2003, the Company retained its previous principal auditor, Ernst & Young LLP, to provide services in the following categories and amounts.

AUDIT FEES

     The aggregate fees paid to Ernst & Young LLP for the fiscal year ended June 30, 2003, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q and the audit of financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2003 were $256,700.

TAX FEES

     The aggregate fees paid to Ernst & Young LLP for tax advice and related services rendered during the fiscal year ended June 30, 2003 were $34,700.

PRE-APPROVAL POLICIES

     Under the terms of its Charter, the Audit Committee is required to pre-approve all the services provided by, and fees and compensation paid to, the independent auditors for both audit and permitted non-audit services. When it is proposed that the independent auditors provide additional services for which advance approval is required, the Audit Committee may form and delegate authority to a subcommittee consisting of one or more members, when appropriate, with the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are to be presented to the Committee at its next scheduled meeting.

              THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE "FOR" PROPOSAL 2.

                                 OTHER MATTERS

     If any other matters are properly presented to stockholders for a vote at the meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters which will be presented to stockholders for consideration at the meeting other than the matters referred to in Proposals 1 and 2.

                           VOTE REQUIRED FOR APPROVAL

     Each outstanding share of Common Stock is entitled to one vote. Article Twelfth of the Company's Certificate of Incorporation provides that:

          "Any matter to be voted upon at any meeting of stockholders must be approved, not only by a majority of the shares voted at such meeting (or such greater number of shares as would otherwise be required by law or this Certificate of Incorporation), but also by a majority of the stockholders present in person or by proxy and entitled to vote thereon; provided, however, except and only in the case of the election of directors, if no candidate for one or more directorships receives both such majorities, and any vacancies remain to be filled, each person who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected to fill such vacancies by virtue of having received such majority. When shares are held by members or stockholders of another company, association or similar entity and such persons act in concert, or when shares are held by or for a group of stockholders whose members act in concert by virtue of any contract, agreement or understanding, such persons shall be deemed to be one stockholder for the purposes of this Article."

     The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying the last sentence of Article Twelfth.

     Only stockholders of record are entitled to vote; beneficial owners of Common Stock of the Company whose shares are held by brokers, banks and other nominees (such as persons who own shares in "street name") are not entitled to a vote for purposes of applying the provision relating to the vote of a majority of stockholders. Each stockholder of record is considered to be one stockholder, regardless of the number of persons who might have a beneficial interest in the shares held by such stockholder. For example, assume XYZ broker is the stockholder of record for ten persons who each beneficially own 100 shares of the Company, eight of these beneficial owners direct XYZ to vote in favor of a proposal and two direct XYZ to vote against the proposal. For purposes of determining the vote of the majority of shares, 800 shares would be counted in favor of the proposal and 200 shares against the proposal. For purposes of determining the vote of a majority of stockholders, one stockholder would be counted as voting in favor of the proposal.

     The holders of thirty-three and one third percent (33 1/3%) of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. In counting the number of shares voted, broker nonvotes and abstentions will not be counted and will have no effect. In counting the number of stockholders voting, (i) broker nonvotes will have no effect and (ii) abstentions will have the same effect as a negative vote or, in the case of the election of directors, as a vote not cast in favor of the nominee.

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, on the Company's Common Stock with the returns on companies in the NASDAQ Index and an Industry Group Index (Media General's Independent Oil and Gas Industry Group).

     The chart displayed below is presented in accordance with SEC requirements. The graph assumes a $100 investment made on July 1, 1999 and the reinvestment of all dividends. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG MAGELLAN PETROLEUM CORP.,
                  NASDAQ MARKET INDEX AND COREDATA GROUP INDEX

                                  [LINE GRAPH]

                     ASSUMES $100 INVESTED ON JULY 1, 1999
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JUNE 30, 2004

           --------------------------------------------------------------------------------
           COMPANY/INDEX/MARKET    1999      2000      2001      2002      2003      2004
           --------------------------------------------------------------------------------
            Magellan Petroleum    100.00     53.25     44.47     36.57     49.87     54.44
            Independent Oil &
             Gas                  100.00    125.00    133.60    128.81    152.92    216.97
            NASDAQ Market Index   100.00    150.47     83.33     56.52     62.85     79.93

                            SOLICITATION OF PROXIES

     The entire expense of preparing and mailing this proxy statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors and solicitors, public relations, transportation and litigation) will be borne by the Company. In addition to the use of the mails, the Company or certain of its employees may solicit proxies by telephone, telegram and personal solicitation; however, no additional compensation will be paid to those employees in connection with such solicitation. In addition, the Company has retained the Corporate Governance Group of Strategic Stock Surveillance, LLC to assist in the distribution of proxy solicitation materials for an estimated fee of $4,000 plus out-of-pocket expenses. The cost of the proxy solicitation will be borne by the Company.

     Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

                             STOCKHOLDER PROPOSALS

     Stockholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 2005 Annual Meeting of Stockholders must submit the proposal on or before June 30, 2005.

        NOTICE OF BUSINESS TO BE BROUGHT BEFORE A STOCKHOLDERS' MEETING

     If a stockholder wishes to present a proposal at the Company's 2005 Annual General Meeting of Stockholders and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the stockholder must give advance notice to the Company prior to one of two deadlines set forth in the Company's By-Laws.

     If a stockholder's proposal relates to business other than the nomination of persons for election to the board of directors, Article II, Section 2.1 applies.

     ARTICLE II, SECTION 2.1, OF THE COMPANY'S BY-LAWS PROVIDES IN PART THAT,

          "At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders. Notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this
     Section 2.1, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

          A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting

          (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

          (b) the name and address, as they appear on the corporation's books, of the stockholder intending to propose such business;

          (c) the class and number of shares of the corporation which are beneficially owned by the stockholder;

          (d) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;

          (e) any material interest of the stockholder in such business."

     To be timely under this By-Law, a stockholder proposal must be received no earlier than September 8, 2005, but no later than October 8, 2005, which is the time period not less than 60 days nor more than 90 days prior to the first anniversary of this year's Annual General Meeting of Stockholders.

         NOMINATIONS OF PERSONS FOR ELECTION TO THE BOARD OF DIRECTORS

     If a stockholder's proposal relates to the nomination of persons for election to the board of directors, Article II, Section 2.2 applies.

     ARTICLE II, SECTION 2.2 NOTICE OF STOCKHOLDER NOMINEES OF THE COMPANY'S BY-LAWS PROVIDES THAT,

          Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the board of directors or (b) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.2. Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days' (70) notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section 2.2, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

     Each such notice shall set forth:

          (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

          (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

          (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

          (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.

          To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a director of the corporation if elected.

          No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     To be timely under this By-Law, a stockholder notice must be received no earlier than September 8, 2005, but no later than October 8, 2005, which is the time period not less than 60 days nor more than 90 days prior to the first anniversary of this year's Annual Meeting of Stockholders.

     All stockholder proposals should be submitted to the Secretary of Magellan Petroleum Corporation at 10 Columbus Boulevard, Hartford, CT 06106. The fact that a stockholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company's By-Laws and the proxy rules relating to such inclusion.

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004 FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY, 10 COLUMBUS BOULEVARD, HARTFORD, CT 06106,
ATTENTION: MR. DANIEL J. SAMELA.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                          By Order of the Board of Directors,

                                          Timothy L. Largay
                                          Secretary

Dated: October 28, 2004

                                   APPENDIX A

                         MAGELLAN PETROLEUM CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
          (ORIGINALLY ADOPTED OCTOBER 29, 1999, REVISED JULY 22, 2004)

     This charter (the "Charter") governs the operations of the audit committee (the "Committee") of the board of directors (the "Board") of Magellan Petroleum Corporation, a Delaware corporation (the "Company").

PURPOSE OF THE AUDIT COMMITTEE

     The Committee shall provide assistance to the Board in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. In performing its duties, it is the responsibility of the Committee to maintain free and open communication between the directors, the Company's independent registered public accounting firm (the "Outside Auditor") and the members of management of the Company.

COMPOSITION OF THE COMMITTEE

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall: (a) satisfy the independence and experience requirements of the Nasdaq Stock Market, Inc., the listing standards of any other securities exchange or association on which the Company's securities are traded, the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the SEC adopted thereunder, and (b) be free from any relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member will have accounting or related financial management expertise which results in the member's financial sophistication. To the extent reasonably feasible, at least one member of the Committee shall qualify as an "audit committee financial expert" as defined by the SEC, as determined annually by the Board.

     Appointment to the Committee, the determination of the "independence" of each Committee member, and the designation of one or more Committee members as "audit committee financial experts", shall be made on an annual basis by the Board. The Board shall also fill any vacancies as they occur, and may remove any member of the Committee at any time. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS; ORGANIZATION

     The Committee shall meet at least four times annually, or more frequently as the Chairman or Committee deems appropriate, or at the request of the Company's Outside Auditor. As part of its responsibilities to foster open communication, the Committee should meet at least annually with management and with the Outside Auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may ask members of Company management, legal counsel, representatives of the Outside Auditor or others to attend its meetings and provide information to the Committee.

     The operations of the Committee shall be subject to the provisions of the Company's Certificate of Incorporation and Bylaws, as each shall be in effect from time to time. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter; (b) any provision of the Certificate of Incorporation or Bylaws or (c) the laws of the state of Delaware or any other applicable law.

     The Committee shall keep minutes of each meeting, which shall be approved by the Committee members and shall be given to the corporate Secretary for filing with the corporate records. The Committee shall also submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board. The Chairman shall report to the Board from time to time and as requested by the Board.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     In assisting the Board in its oversight role, the Committee shall have full access to all books, records, facilities, and personnel of the Company and shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants and approve their retention terms. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Outside Auditor for the purpose of rendering or issuing an audit report or related work and to any outside advisors employed by the Committee.

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Committee shall, to the extent it deems necessary and appropriate, perform the following functions:

     - The Committee shall have a clear understanding with management and the Outside Auditor that the Outside Auditor is accountable to the Committee and to the Board, as representatives of the Company's shareholders. The Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the Outside Auditor. The Committee shall be directly responsible for approving the level of compensation of the Outside Auditor and the oversight of the work of the Outside Auditor (including resolution of disagreements between management and the Outside Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Outside Auditor shall report directly to the Committee.

     - The Committee shall annually review and evaluate the qualifications, performance and independence of the lead partner of the Outside Auditor and assure regular rotation of the lead audit partner and reviewing partner as required by law.

     - The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company (or its subsidiaries) by the Outside Auditor, subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next scheduled meeting.

     - On an annual basis, the Committee shall obtain from the Outside Auditor a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. In addition, the Committee shall review with the Outside Auditor the nature and scope of any disclosed relationships or professional services and take any appropriate action to ensure the continuing independence of the Outside Auditor.

     - The Committee shall meet with the Outside Auditor and management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the Outside Auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the Outside Auditor.

     - The Committee shall provide sufficient opportunity for the Outside Auditor to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the Outside Auditor' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the Outside Auditor received during the course of audit.

     - The Committee shall review with the Outside Auditor and management the adequacy and effectiveness of the accounting and internal controls over financial reporting of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. The Committee shall also review and discuss with management and the Outside Auditors (i) the annual report prepared by management with respect to the Company's internal control over financial reporting and (ii) the attestation report pertaining thereto to be delivered by the Outside Auditor. The Committee shall also obtain from the Outside Auditor periodic assurances that the Outside Auditor is complying with all provisions of applicable law which require the Outside Auditor, if it detects or becomes aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the Outside Auditor has reached specified conclusions with respect to such illegal acts.

     - The Committee shall discuss in advance with management the Company's practices with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information (if any), and financial information and earnings guidance; and shall also discuss with management and the Outside Auditors the effect of off-balance sheet structures, if any, and aggregate contractual obligations on the Company's financial statements.

     - The Committee shall review and discuss the quarterly financial statements with management and the Outside Auditor prior to the filing of the Form 10-Q (and prior to the press release of results, if possible) to determine that the Outside Auditor does not take exception to the disclosure and content of the financial statements, and shall also discuss any other matters required to be communicated to the Committee by the Outside Auditor under the standards of the Public Company Accounting Oversight Board (United States). The chairman of the Committee may represent the entire Committee for purposes of this review.

     - The Committee shall review and discuss with management and the Outside Auditor the financial statements to be included in the Company's annual report on Form 10-K, to determine that the Outside Auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders. The Committee shall also review and discuss with financial management and the Outside Auditor: (a) the results of their timely analysis of significant financial reporting issues and practices including changes in, or adoptions of, accounting principles and disclosure practices; (b) the Outside Auditor's judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements; and (c) any matters required to be communicated to the Committee by the Outside Auditor under Statement of Auditing Standards 61 or under the standards of the Public Company Accounting Oversight Board (United States), or any other reports of the Outside Auditor required by law or professional auditing standards, including reports on: critical accounting policies and practices used in preparing the financial statements; alternative treatments of financial information discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditors; and other significant written communications between the Outside Auditors and the management of the Company, such as any management letter issued or proposed to be issued, and a schedule of unadjusted differences, if any.

     - The Committee shall report the results of the annual audit to the full Board, and if requested by the Board, invite the Outside Auditor to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

     - The Committee shall review disclosures, if any, made by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's periodic reports regarding: (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

     - The Committee shall prepare and publish a Committee report for inclusion in the Company's annual proxy statement and provide any additional disclosures in the proxy statement or the Company's annual report on Form 10-K required to be made under SEC rules and regulations.

     - The Committee shall review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

     - The Committee shall inquire of management and the Outside Auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     - The Committee shall review accounting and financial human resources and succession planning within the Company.

     - The Committee shall review and approve any "related-party" transactions (as defined in SEC regulations) involving the Company and officers, directors or shareholders beneficially owning more than 10% of any class of equity security of the Company.

     - The Committee shall investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     - The Committee shall perform any other duties consistent with this charter, the Company's Certificate of Incorporation, Bylaws, and governing laws as the Committee or the Board deems necessary.

     - The Committee shall obtain the Board's approval of this Charter, shall annually review and reassess the adequacy of this Charter as conditions dictate, and shall publish the Charter as an appendix to the Company's proxy statement as required by applicable law.

     - The Committee shall annually review the Committee's own performance and present a report to the Board of the performance evaluation of the Committee.

RECEIPT AND TREATMENT OF COMPLAINTS

     The Committee shall establish and oversee procedures for: the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing, or other matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing, or other matters.

LIMITATION OF COMMITTEE'S ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete, and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's Outside Auditor is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee's responsibility is to oversee and review these processes. The members of the Committee are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. Each member of the Committee shall be entitled to rely on information, opinions, reports or statements, including financial statement and other financial data prepared or presented by officers and employees of the Company, legal counsel, the Outside Auditor or other persons with professional or expert competence.

                         MAGELLAN PETROLEUM CORPORATION

               ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 7, 2004


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned holder of shares of common stock of MAGELLAN PETROLEUM CORPORATION, a Delaware corporation (hereinafter referred to as the Company) does hereby constitute and appoint Daniel J. Samela and Timothy L. Largay or either of them, as proxies, with full power to act without the other and with full power of substitution, to vote the said shares of stock at the Annual Meeting of Stockholders of the Company to be held on Tuesday, December 7, 2004 at 1:00 P.M., local time, at The Goodwin Hotel, One Haynes St., Hartford, CT, 06103, at any adjourned or postponed meeting or meetings thereof, held for the same purposes, in the following manner:

UNLESS DIRECTED TO THE CONTRARY BY SPECIFICATION IN THE SPACES PROVIDED, THE SAID INDIVIDUALS ARE HEREBY AUTHORIZED AND EMPOWERED BY THE UNDERSIGNED TO VOTE FOR PROPOSALS 1 AND 2 AND ARE GIVEN DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTERS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, AND WHICH MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

      This proxy must be signed exactly as the name appears herein. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation please sign full corporate name by duly authorized officer. Unless otherwise indicated on this proxy card or by accompanying letter, the undersigned represents that in executing and delivering this proxy he is not acting in concert with any other person for the purposes of Article Twelfth of the Certificate of Incorporation as described in the Company's proxy statement.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 (Continued and to be signed on the other side)

    Please mark your
    votes as in this
[X] example


        THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS 1 AND 2.

                    FOR        WITHHELD                                                           FOR       AGAINST      ABSTAIN
1. Election of                             Nominees: Walter McCann         2.Ratification of
     Directors      [ ]        [ ]                   Ronald P. Pettinossi    Auditors (page 12)   [ ]       [ ]          [ ]
 (Proxy Statement page 2)


For all except the following nominee(s)

_______________________________________










SIGNATURE____________________DATE______SIGNATURE____________________DATE_______.
                                                   IF HELD JOINTLY
NOTE: Please sign this proxy as name(s) appears above and return promptly to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, whether or not you plan to attend the meeting.